SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (date of earliest event reported): September 11, 2009

                              DAULTON CAPITAL CORP.
                   ------------------ ----------------------
             (Exact name of Registrant as specified in its charter)



         Nevada                          None                    30-0459858
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File No.)        (IRS Employer
     of incorporation)                                      Identification No.)


                           39 New Brighton Manor S.E.
                                Calgary, Alberta
                                 Canada T2Z 4G8
                  --------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (888) 387-1403
                                                           --------------


                                       N/A
                ------------------------------------------------
          (Former name or former address if changed since last report)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

      On September 11, 2009, Ryan Beamin resigned as President, Secretary and Treasurer of the Company.

      On September 11, 2009 the following persons were appointed Officers of the
Company:

      Name                                      Position
      ----                                      --------

      Terry R. Fields                           President
                                                Chief Executive Officer
                                                Secretary
                                                Treasurer

      Michael R. Mulberry                       Vice President
                                                General Manager of Operations


      Mr. Fields (age 67) has been engaged in the private practice of law since 1969. Since 1985 Mr. Fields has been President and Director of ten public companies in the United States and Canada, mostly in the natural resource area. He was President of High Desert Mineral Resources from 1985 until 2000 when it was sold to Royal Gold Corporation for over $25,000,000. At present, Mr. Fields is a Director of Yankee Hat Minerals (YHT TSX), Advanced ID Corp (AIDO BB), Meadow Bay Capital Corp. (MAY) and President and Director of First Pursuit Ventures Ltd. (FPVH), Spirit Exploration Inc. (SPXP) and Malwin Ventures Inc.
(MLWN). Mr. Fields received his Bachelor of Science Degree from the University of California in 1965 and his law degree from Loyola University School of Law in 1968.

      Since July 2000 Mr. Mulberry (age 43) has been employed in various executive and management positions within the mineral exploration industry. Mr. Mulberry is currently the President of Encore Resource Exploration, a TSX-Venture Company. Between 1988 and 1991 Mr. Mulberry was in the financial planning division of London Life Insurance Company. Between June 1996 and March 1998, Mr. Mulberry was a licensed financial advisor with BMO Nesbitt Burns. Mr. Mulberry graduated from the University of Western Ontario in 1987.

      Mr. Beamin remains as a director of the Company.

      The following shows the amounts the Company expects to pay to Mr. Fields and Mr. Mulberry each month during the twelve months ending September 30, 2010, and the amount of time these persons expect to devote to the Company.

                                     Projected             % of time
                                      Monthly           to be devoted to
      Name                         Compensation        Company's business
      ----                         ------------        ------------------

      Terry Fields                    $5,000                   50%
      Michael Mulberry                $5,000                  100%

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   September 15, 2009
                                          DAULTON CAPITAL CORP.


                                          By: /s/ Terry Fields
                                              --------------------------------
                                              Terry Fields, President